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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 23, 2002
                                                       --------------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Ohio                          1-8769                       31-4362899
------------------             ----------------                --------------
 (State or other               (Commission File                (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                            ------------------------
                         (Former name or former address,
                          if changed since last report)





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On September 23, 2002, R.G. Barry Corporation (the "Company"), as borrower, entered into a Second Amendment to Revolving Credit Agreement (the "Second Amendment") with The Huntington National Bank ("Huntington"), as lender. The Second Amendment amends the Revolving Credit Agreement between the Company and Huntington dated March 12, 2001 (the "Agreement"), as amended by the First Amendment to Revolving Credit Agreement between the Company and Huntington dated February 28, 2002 (the "First Amendment"). The Second Amendment increases the Company's borrowing capacity under the Agreement, as amended by the First Amendment, by an additional $2.0 million (up to a maximum of $32.0 million) for a period ending on November 22, 2002. The Second Amendment also reduces the Company's minimum Consolidated Tangible Net Worth requirement under the Agreement, as amended by the First Amendment, as of the end of the third fiscal quarter of 2002, and makes the EBITDA (earnings before interest, taxes, depreciation and amortization) maintenance requirements in the Agreement, as amended by the First Amendment, inapplicable for the testing period ending on September 28, 2002 (the last day of the Company's third fiscal quarter).

     The Second Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, the Agreement, which was filed as Exhibit 4.1 to the Company's Form 10-K for the fiscal year ended December 30, 2000, and the First Amendment, which was filed as
Exhibit 4 to the Company's Form 10-Q for the quarter ended March 30, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) and (b)   Not applicable.

        (c)   Exhibits.

              Exhibit No.    Description
              -----------    -----------

                    4 Second Amendment to Revolving Credit Agreement dated September 23, 2002, by and between The Huntington National Bank and R.G. Barry Corporation










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  R.G. BARRY CORPORATION


Dated: September 26, 2002         By: /s/ Daniel D. Viren
                                      ----------------------------------------
                                      Daniel D. Viren
                                      Senior Vice President-Finance, Chief
                                      Financial Officer, Secretary and Treasurer























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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                            Dated September 26, 2002

                             R. G. Barry Corporation



Exhibit No.       Description
-----------       -----------

        4 Second Amendment to Revolving Credit Agreement dated September 23, 2002, by and between The Huntington National Bank and R.G. Barry Corporation


















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